Exhibit 99.1

Pritchard Capital January 9, 2007

Forward-Looking Statements Certain matters discussed in this presentation, except for historical information contained herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this report, words such as “anticipates”, “believes”, “expects”, “estimates”, “intends”, “plans”, “projects” and similar expressions, as they relate to the Company or management, identify forward-looking statements. Forward-looking statements include, among other things, business strategy and expectations concerning industry conditions, market position, future operations, profitability, liquidity and capital resources. Management’s expectations and assumptions regarding Company operations and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will be correct.

Geokinetics Overview Third largest land seismic company in the world Strong niches Internationally, Largest in N. America 20 seismic crews, over 3500 employees 82,000+ channels Full Service Provider – includes Acquisition, Processing & Interpretation OTC Bulletin Board listed: GKNT.OB Share Price: $32.47 on 12/29/06 5.5 mm common shares outstanding Market Cap: $180 mm

Recent Events In September 2006, Geokinetics completed the purchase of Grant Geophysical, Inc. (“Grant”), a leading international provider of seismic data acquisition services Purchase price of $125 million Interim financing provided by Avista Capital Holdings (“Avista”) and Royal Bank of Canada (“RBC”) Avista and RBC provided a $100 million senior bridge loan Avista provided a $55 million subordinated bridge loan One for 10 reverse stock split Permanent financing: $110 million second priority senior secured floating rate notes Avista converted its $55 million subordinated loan plus accrued interest into preferred equity Avista, a private equity firm founded by a team of professionals previously with DLJ Merchant Banking Partners, has significant expertise in the energy sector Investments include: Basic Energy Services, Brigham Exploration, Copano Energy, Frontier Drilling and Seabulk International

Investment Highlights

Investment Highlights Leading Provider with a Balanced Global Footprint Third-largest global provider of seismic data acquisition services in land, transition zone and shallow water environments with operations in 13 countries Balanced market presence with exposure to both oil and natural gas Extensive Expertise in Key High-Growth Markets Specialize in transition zones and other difficult land environments Presence in key high-growth markets such as Central and South America, Middle East, Far East and North America Strong Relationships with a Diversified Customer Base Long-standing relationships with major and independent oil and natural gas producers in over 20 countries Diverse customer base with several relationships exceeding five years in lengthStrong Backlog and Earnings Visibility Senior executive management team has an average of 25 years of relevant industry experience with a demonstrated track record Board of directors includes members who serve as a valuable strategic resource Highly Experienced Management Team and Board of Directors Seismic data acquisition services backlog of $324 million as of Nov. 2006 Significant number of profitable projects have been identified as highly probable and up for bid over the next 12 to 24 months

Seismic Services Industry Fundamentals

Seismic Crew Activity and Commodity Prices

Geokinetics

- Seismic crew counts have steadily grown in response to commodity prices, but lag the increase in drilling rigs
- U.S. seismic crew count is currently about 1/10th of the peak of 744 in the early 1980s and worldwide crew counts are still less than the lowest levels in the 1990s when oil prices were near $20 per barrel
- Pressure for continued growth in activity, even at lower commodity prices

N. American Rig Count & Oil Prices


Current Rig Count = 2,139
2,400
1,800
1,200
600
0
$80
$60
$40
$20
$0
U.S. Land
Canada Land
Oil Prices

N. American Crew Counts & Oil Prices


Current Working Land Crew Count: 68
200
150
100
50
0
$80
$60
$40
$20
$0
GAP
U.S. Working Land Crews
Canada Working Land Crews
Oil Prices

Source: World Geophysical News, Baker Hughes and Bloomberg

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Company Overview

Business Strategy Specialize in Profitable High-Growth Markets Leverage competitive advantage and expertise in transition zones and other difficult land environments to maximize profit and further diversify client base Invest in New Technologically Advanced Equipment Growing demand for seismic services enhanced by the development and application of new technologies, particularly in transition zones Provide a Broad Range of Services Provide customers a broad range of seismic data services or integrated solutions to help them better evaluate reserves Enhance Asset Utilization and Operating Efficiency Identify and complete acquisitions that enhance cash flow, complement existing products and services, improve operating efficiency, expand geographic footprint and further diversify customer base Prudently Pursue Strategic Acquisitions Through diversification, enhance continuity of field crews to minimize downtime between projects, effects of seasonality, and cyclicality of the business

Highly Experienced Executive Management Seasoned management team averaging over 25 years of industry experience Geokinetics employs approximately 3,600 personnel CFO - Grant Geophysical Senior auditor with Arthur Andersen LLP focusing on public oil field services companies 30 Scott McCurdy Vice President & Chief Financial Officer President and CEO - Grant Geophysical CEO of Geoscience Corporation, Cogniseis, and Syntron Various senior management positions at Halliburton Geophysical and GSI 58 Richard Miles President – International Operations President and CEO - Trace Energy Services 25 years with WesternGeco, in a variety of operational roles, including VP for North & South America 46 James White President – North American Operations David Johnson President & Chief Executive Officer President, Worldwide Deepwater Division - Phillips Petroleum VP Exploration - Spirit Energy 76 Senior VP, Exploration and Land - Vastar Resources GM of Geophysics, Research and Development and Exploration - Shell Oil 56 Name / Title Age Biography

Highly Experienced Board of Directors Private Investor and former President of Portland Newspapers, Inc. Director of Harte-Hanks, Inc. and Crown Resources Corp., as well as an Investor Member of Blackhawk Investors II, LLC 58 Christopher Harte Director Partner – Avista Capital Holdings, L.P. Principal – Global Energy Partners Sits on the boards of various DLJ Merchant Banking portfolio companies 37 Robert Cabes Director Private investor and director of Flotek Industries, Inc. Former VP of the Energy Recovery Fund, a $180 million private equity fund focused on the energy industry 42 Gary Pittman Director Managing Partner - Avista Capital Partners Chairman - Carrizo Oil & Gas, Inc., Basic Energy Services and Crown Resources Corporation Serves on the Boards of Brigham Exploration Company, Goodrich Petroleum Corporation, Seacor Holdings, Grey Wolf, Inc. and Hercules Offshore 54 Steven Webster Director William Ziegler Chairman of the Board Of counsel to the law firm of Satterlee Stephens Burke & Burke, LLP Former Chairman of the New York law firm of Parson & Brown, LLP Vice Chairman - Grey Wolf, Inc., General Partner - Somerset Capital Partners and a Managing Member of Blackhawk Investors II, LLC 64 Name / Title Age Biography

North American Operations Overview United States Houston, Texas Denver, Colorado Midland, Texas San Jose, California Operating Areas Geokinetics operates primarily in: Gulf Coast Canada Rocky Mountains Geokinetics is also active in: Appalachia / Northeast U.S California / Northwest U.S. Michigan Basin Office Locations Canada Calgary, Alberta Norman Wells, Northwest TerritoriesGeokineticsLocations

International Operations Overview

Operating Areas

Geokinetics operates primarily in:

- Latin America
- Asia / Pacific
- Africa / Middle East

Geokinetics is also active in:

- Bangladesh / India
- North Africa
- Australia / New Zealand
- Central Asia


Geokinetics Locations

Office Locations

Asia / Pacific
- Brisbane, Australia
- Dhaka, Bangladesh
- Jakarta, Indonesia
- Singapore, Singapore

Europe / Africa / Middle East
- Cairo, Egypt
- Abu Dhabi, UAE
- Dubai, UAE
- Jebel Ali, UAE

Latin America
- Rio de Janeiro, Brazil
- Bogotá, Colombia
- Quito, Ecuador
- Lima, Peru
- Caracas, Venezuela

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Equipment Overview and Channel Count Pro Forma Crew and Channel Counts Since 1/1/02 through 9/30/06, Geokinetics has invested $93.8 million(1) to increase channel count and the number of crews Additional 10,000 channels are being placed in service for Q1 2007 Considerable increase in channel count since 2003 reflects larger jobs and higher crew count (1) Since January 1, 2002 through September 30, 2006 and pro forma for Geokinetics, Trace and Grant Expected 1Q07: 22 Crews Expected 1Q07: 82,000 Ch. 17201918161718192021200320042005LTM 9/30/06Seismic Crew Count49,50062,50072,00043,50018,00030,00042,00054,00066,00078,000200320042005LTM 9/30/06Channel Count

Competitive Landscape Source: World Geophysical News as of September 2006 and Company Management Geokinetics believes it is currently the third-largest global provider of seismic data acquisition services in land, transition zone and shallow water environments Competitive Advantages Strong relationships with diversified customer base High-quality, technologically advanced equipment – continuous technological improvement Highly skilled operators Multi-region and international presence North American CrewsInternational CrewsTotal Worldwide CrewsRankContractorTotalRankContractorTotalRankContractorTotal1Geokinetics121Bur. Geophys. Prosp1021Bur. Geophys. Prosp1021Dawson Geophysical122WesternGeco242WesternGeco253Veritas DGC63PGS Exploration123Geokinetics203Tidelands64Geokinetics84PGS Exploration165Lockhart Geophysical54CGG85Veritas DGC135Global Geophysical56Veritas DGC76Dawson Geophysical12Other31Other112Other162Total77Total273Total350

Extensive Expertise in Key High-Growth Markets Specialization in transition zones and other difficult land environments Underserved and one of the fastest growing segments of the overall seismic services industry Vast experience operating in local markets within key high-growth regions around the world Central and South America, the Middle East and the Far East Specialization in Difficult Environments

Leading Provider with a Balanced Global Footprint LTM 9/30/06 Financial Results by Geography Currently the third-largest global provider of land seismic data acquisition services based on total worldwide crew count Improved crew and equipment utilization given size and international scope Balanced market presence given global diversity and exposure to both oil and natural gas price driven opportunities Reduced sensitivity to individual markets and commodity price fluctuations Seismic Data Acquisition Services Revenue: $307.7 million Seismic Data Acquisition Services Operating Margin(1)(1) Calculated as Seismic data acquisition services revenue less Seismic data acquisition services operating expenses North America57%EAME20%Far East11%Latin America12%EAME10%Far East8%North America60%Latin America23%

Historical Seismic Pricing Trends Although seismic is a “game-changing technology”, the seismic industry has not yet captured the value of contribution There are positive shifts in contract terms and conditions Direct award vs. bid Term vs. turnkey Weather clauses Timing demands, etc. Since land seismic pricing historically lags marine seismic pricing – land pricing continues to show improvement Increased bid margins in backlog will materialize over the next year Pricing Trends Pricing trends are identifiable when operating conditions are the same – similar equipment, type of work (land vs. TZ), location, etc. Chart illustrates pricing and margin increases in East Texas for a land acquisition client 13% 20% 12% 15% 13% East Texas 3D Pricing 010000200003000040000500006000020022003200420052006$ per Sq MileEBITDACost

Strong Relationships with a Diversified Customer Base Blue-Chip Global Customer Base Long-standing relationships with major and independent oil and natural gas producers, as well as national oil companies throughout the world Broad distribution of revenue across customer base No one customer represents more than 10% of total revenues

Total committed backlog of $324 million as of November, 2006 Sizeable recent awards include: $59 million service contract in Brazil, $26 million land project in Colombia and $20 million transition zone project in Egypt Majority of backlog to be completed in 2007 with the remaining amount completed in 2008Strong Backlog and Earnings Visibility Backlog by GeographyCommitted Backlog: $324 million Far East4%EAME16%Latin America36%North America44%

Financial Summary

Financial Strategies and Policies Capital Structure Prudent and conservative capital structure by maintaining a balance of debt and equity Maintain long-term leverage of less than 1.5x debt/EBITDA Plan to issue equity in 2007 to fund capital expenditures and repay debt Acquisition Strategy Capital Expenditures Cash Repatriation Targets must meet financial hurdles including LTM EBITDA multiples of less than 6.0x and forward multiples of less than 4.0x Look for candidates that diversify existing operations Target private companies with motivated sellers Maintenance capital expenditures not to exceed 3-4% of revenue Growth capital expenditures examined for a payback period of 3 years or less Utilize a combination of split U.S. dollar / foreign currency contracts, equipment rental agreements to foreign subsidiaries, technical service agreements and royalty agreement to repatriate cash from foreign locations

Pro Forma Combined Summarized Financials *

($ in millions)	9 Mos. Ended 9/30		12 Mos. Ended	
	2005	2006	12/31/2005	9/30/2006
Revenues	**$167.3**	**$237.5**	**$242.9**	**$313.1**
Direct Operating Expenses	138.8	191.3	196.1	248.5
General & Administrative	11.5	31.7	17.2	37.5
EBITDA	17.0	14.5	29.6	27.1
Depreciation & Amortization	13.5	18.0	19.0	23.4
Gain (loss) on sale of equipment	1.8	(0.1)	1.6	(0.3)
Income (Loss) from Operations	5.3	(3.6)	12.2	3.4
Interest income (expense), net	(10.2)	(9.8)	(13.5)	(13.2)
Other income (expense)	(0.2)	0.1	(2.8)	(2.6)
Income before min. interest, disc. ops. & taxes	(5.1)	(13.3)	(4.1)	(12.4)
Minority Interest & Discontinued Ops.	-	-	(0.3)	(0.3)
Provision for Income Taxes	2.1	2.7	4.2	4.7
Net income (loss)	(7.2)	(16.0)	(8.0)	(16.8)
Preferred dividends	3.3	3.3	4.4	4.4
Net loss applicable to common shareholders	$(10.5)	$(19.3)	$(12.4)	$(21.2)
*One-time Non-recurring charges ** *	*0.1*	*15.0*	*1.4*	*16.3*
EBITDA before One-time Non-recurring charges	***17.1***	***29.5***	***31.0***	***43.4***

* Reflect effects of (1) acquisitions of Grant & Trace as if had occurred at beginning of period, (2) additional depreciation & amortization related to the write-up of assets in acquisitions & changes in policies, (3) interest related to $110M notes & preferred stock dividend requirements on Series B Preferred Stock both issued 12/15/06

** One-time costs associated with the Trace & Grant acquisitions and one-time costs related to a terminated merger and IPO effort for Grant

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Capitalization

($ in millions)	As of September 30, 2006 Actual	As Adjusted
	(Unaudited)	
Cash and Cash Equivalents (1)	$23.9	$29.5
Long-Term Debt, Including Current Portion:		
Credit Facility	-	-
Senior Loan	100.0	-
Subordinated Loan	55.4	-
Other Debt	8.0	8.0
Notes Offered Hereby	-	110.0
Total Debt	$163.4	$118.0
Stockholders' Equity:		
Common Stock and Retained Earnings	$33.7	$28.3
Series B Preferred Stock (2)	-	57.2
Total Stockholders' Equity	$33.7	$85.5
Total Capitalization	**$197.1**	**$203.5**

(1) Includes approximately $1.5 million of Restricted Cash

(2) Reflects accrued interest on subordinated loan being paid in additional shares of Series B Preferred Stock upon conversion on December 15, 2006

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Strong Pro Forma Combined Revenue Growth Pro Forma Revenue Growth (1) Revenue Increase: 87% Strong pro forma combined revenue growth Steadily increasing cash flow stream (1) Pro forma for Geokinetics, Trace and Grant ($ in millions) $168$243$313$0$50$100$150$200$250$300$35020042005LTM 9/30/06

Investment Conclusions Geokinetics 3rd largest land seismic acquisition company in the world Balanced North America and International Operations Full land seismic acquisition, processing and interpretation services Strong Backlog and Earnings Visibility Story has not yet been told and the stock is undiscovered Two strategic acquisitions at very attractive valuation levels Expanding business with strong growth history and outlook Plans for addressing stock illiquidity include: ASE or NASDAQ stock exchange listing 2007 Equity offering Additional Research coverage being sought

Questions and Answers

Pritchard Capital January 9, 2007